Exhibit 10.7

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Issued:

AVALARA, INC.

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES that, for value received, [Director Name] or [his][her] registered assigns (the “Holder”), is entitled, at any time on or after the date hereof and before the Expiration Date (as defined in Section 4), upon the terms and subject to the conditions hereinafter set forth, to acquire from Avalara, Inc., a Washington corporation (the “Company”), up to                  (                ) shares of fully paid and nonassessable shares of its common stock (the “Warrant Stock”), at a price per share of $         (each as adjusted, if ever, as provided in Section 10). The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

1. Exercise of Warrant.

a. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, before the Expiration Date, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash, by check acceptable to the Company, by cancellation of indebtedness of the Company to the Holder hereof, or as provided in Section 1(c), for the shares to be purchased.

b. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Warrant Stock issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

c. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Warrant Stock is greater than the applicable exercise price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant for cancellation at the principal office of the Company

COMMON STOCK PURCHASE WARRANT

together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of the Warrant Stock computed using the following formula:

X= Y (A-B)

           A

Where       X = the number of shares of the Warrant Stock to be issued to the Holder

Y = the number of shares of the Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =the fair market value of one share of the Warrant Stock (at the date of such calculation)

B =the applicable exercise price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of the Warrant Stock shall be determined, in its sole discretion, by the Company’s Board of Directors in good faith (the “Board’s Fair Value Determination”); provided, however, that where there exists a public market for the Company’s common stock (“Common Stock”) at the time of such exercise, the fair market value per share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of the Warrant Stock is convertible at the time of such exercise.

d. If the Holder receives notice of an event described in Section 8(a)(ii) below, the Holder may make exercise of this Warrant contingent upon consummation of such transaction by so electing in writing in the Notice of Exercise delivered to the Company under this Section 1.

e. To the extent this Warrant is not previously exercised as to all of the shares subject hereto, and if the fair market value of one share of Warrant Stock (at such measurement date) is greater than the applicable exercise price, this Warrant shall be deemed automatically exercised pursuant to a cashless exercise under Section 3(c) above (even if not surrendered) immediately before its expiration or upon closing of an Acquisition (as defined below) of the Company. For purposes of such automatic exercise, the fair market value of one share of the Warrant Stock shall be determined pursuant to Section 3(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 3(e), the Company agrees promptly to notify the holder hereof of the number of shares, if any, the holder hereof is to receive by reason of such automatic exercise. For purposes of this Warrant, “Acquisition” shall mean any transaction in which the Company consummates a merger, consolidation, statutory share exchange or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company for securities of or other consideration issued, or caused to be issued, by an acquiring entity or any of its affiliates, in any such case if the shareholders of the Company immediately prior to such event own less than a majority of the outstanding voting equity securities of the surviving entity immediately following the event, or a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

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2. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the applicable exercise price multiplied by such fraction.

3. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”): (a) [ten years from grant date], or (b) the closing of an Acquisition or effectiveness of a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company (an “IPO”).

5. Rights of Shareholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company with respect to the Warrant Stock or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise with respect to such shares until the Warrant shall have been exercised as provided herein.

6. Transfer of Warrant; Securities Laws Compliance.

a. Transferability of Warrant. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other applicable jurisdiction, and (ii) the Company, in its sole discretion, consents to such assignment or transfer.

b. Compliance with Securities Laws.

i. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of the Warrant Stock or Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of the Warrant Stock or Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of the Warrant Stock or Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

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ii. This Warrant and all shares of the Warrant Stock or Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

7. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued capital stock a sufficient number of shares to provide for the issuance of the Warrant Stock upon the exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such shares of Warrant Stock) and, from time to time, if and when required to meet its obligations under this Section 7, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of the Warrant Stock issuable upon exercise of the Warrant (and shares of its Common Stock for issuance on conversion of such shares of Warrant Stock). The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the applicable exercise price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Warrant Stock upon the exercise of this Warrant.

8. Notices.

a. In case:

i. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

ii. of any Acquisition,

iii. of an IPO, or

iv. of any voluntary dissolution, liquidation or winding-up of the Company,

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then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such IPO, Acquisition, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of the Warrant Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

b. Any notice given under this Warrant shall be in writing and delivered in person, via facsimile machine or other form of electronic delivery, sent by documented overnight delivery service or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below, or to such other address as the parties may hereinafter designate. Unless otherwise specified in this Warrant, all such notices and other written communications shall be effective (and considered received for purposes of this Warrant), (a) if delivered by hand, upon delivery, (b) if by facsimile machine or other form of electronic delivery, on the next business day, (c) if sent via electronic mail or by documented overnight delivery service, on the date delivered, or (d) if mailed via first-class regular mail, two (2) days after depositing in the U.S. Mail.

9. Amendments.

a. Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment shall be binding upon the Holder’s successors and assigns.

b. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

10. Adjustments. The applicable exercise price and/or the number of shares of Warrant Stock purchasable hereunder are subject to adjustment from time to time as follows:

a. Conversion or Redemption of the Warrant Stock. Should all of the Warrant Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, converted into shares of Common Stock upon the occurrence of an event in accordance with the Articles of Incorporation of the Company as amended and/or restated and effective immediately prior to the conversion of all of the Warrant Stock, then this Warrant shall no longer be exercisable for shares of Warrant Stock but shall immediately become and remain for the term hereof (subject to the other terms and conditions set forth in this Warrant) exercisable for that number of shares of Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to such event, and the applicable

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exercise price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate applicable exercise price of the maximum number of shares of the Warrant Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

b. Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the exercise price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10. No adjustment shall be made pursuant to this Section 10(b), upon any conversion of the Warrant Stock which is the subject of Section 10(a).

c. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the applicable exercise price for such securities and the number of securities for which this warrant shall be exercisable shall be proportionately decreased and increased, respectively, in the case of a forward split or subdivision, or proportionately increased and decreased, respectively, in the case of a reverse split or combination.

d. Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

e. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the applicable exercise price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

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11. Market Stand-off. By accepting this Warrant and the shares issuable upon exercise hereof, the Holder hereby agrees that the Holder shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of or engage in any other transaction regarding any securities or other shares of capital stock of the Company then owned by the Holder for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (or such other period, not to exceed twenty (20) additional days, as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments). The Holder agrees to execute a market stand-off agreement with the underwriter or underwriters in customary form consistent with the provisions set forth herein. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of the restrictions set forth in this section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

12. Miscellaneous.

a. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and to be performed entirely within Washington, excluding that body of law relating to conflict of laws and choice of law.

b. Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney’s fees.

c. Captions. The captions for the sections and subsections of this Warrant have been inserted for convenience only and shall have no substantive effect.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

AVALARA, INC.

By:
Alesia L. Pinney
Executive Vice President, General Counsel and Secretary

Acknowledged and agreed:

HOLDER:

[Director Name]

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NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase                  shares of Warrant Stock of Avalara, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. The undersigned wishes to utilize cashless exercise in payment of the exercise price for the Warrant Stock and hereby authorizes the Company to adjust the number of shares for which this Warrant may be exercised in the future to properly reflect such cashless exercise:

Yes, for                 shares                             No

3. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Warrant Stock or the Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Warrant Stock or Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

4. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

5. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

HOLDER:

By:
Name:
Title:
Date: